Document And Entity Information	6 Months Ended
	Jun. 30, 2011	Sep. 12, 2011
Document And Entity Information
Document Type	8-K
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q2
Entity Registrant Name	RPX Corp
Entity Central Index Key	0001509432
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding		5,000,000

Consolidated Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 159,393	$ 46,656	$ 28,928
Short-term investments	39,304
Restricted cash	500	500	500
Accounts receivable	6,272	12,632	7,111
Prepaid expenses and other current assets	4,962	5,987	92
Deferred tax assets	2,543	2,567	3,478
Total current assets	212,974	68,342	40,109
Patent assets, net	139,844	126,508	82,759
Property and equipment, net	1,223	623	44
Goodwill and intangible assets, net	3,576	583	946
Restricted cash	220	220
Other assets	356	746	66
Total assets	358,193	197,022	123,924
Liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)
Accounts payable	964	634	850
Accrued liabilities	4,664	7,281	1,799
Deferred revenue, current	75,599	73,235	22,188
Notes payable and other obligations, current	6,517	18,527	18,427
Other current liabilities	893	3,314	23
Total current liabilities	88,637	102,991	43,287
Deferred revenue, less current portion	11,975	9,205	2,503
Deferred tax liabilities	6,146	6,146
Notes payable and other obligations, less current portion	1,099	5,056	20,323
Other liabilities	156	124	48
Total liabilities	108,013	123,522	66,161
Commitments and contingencies (Note 12)
Redeemable convertible preferred stock, $0.0001 par value-25,995, 26,230 and 10,000 (unaudited) shares authorized: 25,741, 26,230 and 0 (unaudited) issued and outstanding as of December 31, 2009 and 2010 and June 30, 2011, respectively; aggregate liquidation preference of $60,560, $64,361 and $0 (unaudited) as of December 31, 2009 and 2010 and June 30, 2011, respectively		62,793	59,012
Common stock, $0.0001 par value-45,000, 60,000 and 200,000 (unaudited) shares authorized: 11,209, 11,432 and 47,122 (unaudited) issued and 11,209, 10,944 and 47,122 (unaudited) outstanding as of December 31, 2009 and 2010 and June 30, 2011, respectively	5	1	1
Additional paid-in capital	225,159	51	1,966
Retained earnings (accumulated deficit)	25,016	10,655	(3,216)
Total stockholders' equity (deficit)	250,180	10,707	(1,249)
Total liabilities, redeemable convertible preferred stock and stock holders' equity (deficit)	$ 358,193	$ 197,022	$ 123,924

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Redeemable convertible preferred stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Redeemable convertible preferred stock, shares authorized	10,000	26,230	25,995
Redeemable convertible preferred stock, shares issued	0	26,230	25,741
Redeemable convertible preferred stock, shares outstanding	0	26,230	25,741
Redeemable convertible preferred stock, liquidation preference	$ 0	$ 64,361	$ 60,560
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	200,000	60,000	45,000
Common stock, shares issued	47,122	11,432	11,209
Common stock, shares outstanding	47,122	10,944	11,209

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data	6 Months Ended			12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Operations
Revenue	$ 73,240	$ 40,047	$ 792	$ 94,874	$ 32,822
Cost of revenue	28,193	17,949	2,551	43,602	17,710
Selling, general and administrative expenses	19,396	9,459	2,595	23,917	10,250
Loss on sale of patent assets, net				536
Operating income (loss)	25,651	12,639	(4,354)	26,819	4,862
Interest expense, net	(566)	(1,554)	(796)	(2,776)	(4,369)
Other income (expense), net				12	(72)
Income (loss) before provision for (benefit from) income taxes	25,085	11,085	(5,150)	24,055	421
Provision for (benefit from) income taxes	10,724	4,644		10,184	(1,513)
Net income (loss)	14,361	6,441	(5,150)	13,871	1,934
Less: allocation of net income to participating stockholders	8,754	5,879		12,479	1,934
Net income (loss) available to common stockholders-basic	5,607	562	(5,150)	1,392
Undistributed earnings re-allocated to common stockholders	484	108		279
Net income (loss) available to common stockholders-diluted	$ 6,091	$ 670	$ (5,150)	$ 1,671
Net income (loss) per common share:
Basic	$ 0.31	$ 0.11	$ (8.94)	$ 0.24
Diluted	$ 0.29	$ 0.11	$ (8.94)	$ 0.23
Weighted-average shares used in per common share calculation:
Basic	18,141	5,153	576	5,747	2,148
Diluted	21,187	6,340	576	7,164	2,169
Pro forma net income per share (unaudited):
Basic	$ 0.35			$ 0.37
Diluted	$ 0.33			$ 0.36
Pro forma weighted-average shares used in per common share calculation (unaudited):
Basic	40,576			37,086
Diluted	43,622			38,503

Consolidated Statements Of Redeemable Convertible Preferred Stock And Stockholders' Equity (Deficit) (USD $) In Thousands	Redeemable Convertible Preferred Stock [Member] Series A Redeemable Convertible Preferred Stock [Member]	Redeemable Convertible Preferred Stock [Member] Series A-1 Redeemable Convertible Preferred Stock [Member]	Redeemable Convertible Preferred Stock [Member] Series B Redeemable Convertible Preferred Stock [Member]	Redeemable Convertible Preferred Stock [Member] Series C Redeemable Convertible Preferred Stock [Member]	Redeemable Convertible Preferred Stock [Member]	Common Stock [Member]	Additional Paid-In Capital [Member]	Retained Earnings (Accumulated Deficit) [Member]	Total
Balance at Jul. 14, 2008
Issuance of redeemable convertible preferred stock	$ 10,067	$ 15,126
Issuance of redeemable convertible preferred stock, shares	6,979	7,016
Issuance of common stock in exchange for assets						1	1,699		1,700
Issuance of common stock in exchange for assets, shares						11,000
Issuance of restricted stock upon early exercise of options, shares						209
Stock-based compensation							26		26
Net income (loss)								(5,150)	(5,150)
Balance at Dec. 31, 2008					25,193	1	1,725	(5,150)	(3,424)
Balance, shares at Dec. 31, 2008					13,995	11,209
Issuance of redeemable convertible preferred stock			33,819
Issuance of redeemable convertible preferred stock, shares			11,746
Vesting of stock options early exercised							14		14
Stock-based compensation							227		227
Net income (loss)								1,934	1,934
Balance at Dec. 31, 2009					59,012	1	1,966	(3,216)	(1,249)
Balance, shares at Dec. 31, 2009					25,741	11,209
Issuance of redeemable convertible preferred stock				3,781
Issuance of redeemable convertible preferred stock, shares				489
Issuance of common stock in exchange for assets							52		52
Issuance of common stock in exchange for assets, shares						174
Issuance of restricted stock upon early exercise of options, shares						50
Vesting of stock options early exercised							25		25
Stock-based compensation							1,246		1,246
Net income (loss)								13,871	13,871
Repurchase of common stock							(3,238)		(3,238)
Repurchase of common stock, shares						(489)
Balance at Dec. 31, 2010					62,793	1	51	10,655	10,707
Balance, shares at Dec. 31, 2010					26,230	10,944
Issuance of common stock in May 2011 initial public offering at $19.00 per share, net of issuance costs of $2,915						1	157,263		157,264
Issuance of common stock in May 2011 initial public offering at $19.00 per share, net of issuance costs of $2,915, shares						9,065
Issuance of common stock in exchange for assets							1,867		1,867
Issuance of common stock in exchange for assets, shares						646
Issuance of restricted stock upon early exercise of options, shares						237
Conversion of preferred stock into shares of common stock					(62,793)	3	62,790		62,793
Conversion of preferred stock into shares of common stock, shares					(26,230)	26,230
Vesting of stock options early exercised							43		43
Stock-based compensation							2,965		2,965
Tax benefit of equity award compensation							203		203
Net income (loss)								14,361	14,361
Other							(23)		(23)
Balance at Jun. 30, 2011						$ 5	$ 225,159	$ 25,016	$ 250,180
Balance, shares at Jun. 30, 2011						47,122

Consolidated Statements Of Redeemable Convertible Preferred Stock And Stockholders' Equity (Deficit) (Parenthetical) (USD $) In Thousands, except Per Share data	Jun. 30, 2011	Jun. 30, 2011 Common Stock [Member]	Dec. 31, 2008 Series A Redeemable Convertible Preferred Stock [Member]	Dec. 31, 2008 Series A-1 Redeemable Convertible Preferred Stock [Member]	Dec. 31, 2009 Series B Redeemable Convertible Preferred Stock [Member]	Dec. 31, 2010 Series C Redeemable Convertible Preferred Stock [Member]
Stock issued, issuance costs		$ 2,915	$ 53	$ 54	$ 1,441	$ 20
Initial public offer,issue price	$ 19

Consolidated Statements Of Cash Flows (USD $) In Thousands	6 Months Ended			12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income (loss)	$ 14,361	$ 6,441	$ (5,150)	$ 13,871	$ 1,934
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	28,176	17,771	2,590	43,332	17,325
Stock-based compensation	2,936	349	26	1,246	227
Loss on sale of patent assets, net				536
Excess tax benefit from stock-based compensation	(203)
Imputed interest on other obligations	436	867	35	1,649	1,771
Amortization of premium on investments	195
Reversal of deferred tax valuation allowance					(3,478)
Deferred taxes	25			7,057
Other	(4)	2		13	20
Changes in assets and liabilities:
Accounts receivable	6,360	3,451	(42)	(5,521)	(7,069)
Prepaid expenses and other assets	666	(139)	(84)	(6,014)	(68)
Accounts payable	330	(679)	236	(347)	614
Accrued and other liabilities	(3,205)	3,898	146	6,563	1,686
Deferred revenue	5,014	42,708	16,895	57,749	4,620
Net cash provided by operating activities	55,087	74,669	14,652	120,134	17,582
Cash flows from investing activities
Increase in restricted cash			(500)	(220)
Purchases of investments classified as available-for-sale	(40,100)
Maturities of investments classified as available-for-sale	970
Business acquisitions	(3,000)
Purchases of intangible assets	(95)
Purchases of property and equipment	(706)	(110)	(63)	(544)	(27)
Acquisitions of patent assets	(43,151)	(43,048)	(22,673)	(72,097)	(38,542)
Proceeds from sale of patent assets	80		55	500	15,032
Net cash used in investing activities	(86,002)	(43,158)	(23,181)	(72,361)	(23,537)
Cash flows from financing activities
Repayments of principal on notes payable and other obligations	(16,404)	(20,443)	(2,400)	(30,471)	(13,252)
Proceeds from issuance of common stock in initial public offering, net of issuance costs	157,828			(221)
Proceeds from exercise of stock options and other common stock issuances	2,025	76	52	104
Payments for the purchase of common stock				(3,238)
Excess tax benefit from stock-based compensation	203
Net cash provided by (used in) financing activities	143,652	(20,367)	22,845	(30,045)	20,567
Net increase in cash and cash equivalents	112,737	11,144	14,316	17,728	14,612
Cash and cash equivalents at beginning of period	46,656	28,928		28,928	14,316
Cash and cash equivalents at end of period	159,393	40,072	14,316	46,656	28,928
Supplemental disclosures of cash flow information
Cash paid for interest expense	2,157	2,701	699	3,686	2,663
Cash paid for income taxes	5,100	1,970		6,110	4
Non-cash investing and financing activities
Conversion of redeemable convertible preferred stock to common stock	62,793
Patent assets purchased or financed through notes payable or other obligations		12,079	35,367	16,542	19,840
Adjustments to patent asset purchase price and related liability					2,616
Patent assets received in barter transactions					3,176
Patent assets acquired through settlement of notes receivable		1,010
Change in patent assets purchased and accrued but not paid	1,996
Common stock issued in exchange for patent assets			250
Common stock issued in exchange for other intangible assets			1,450
Intangible assets received in barter transactions	120
Initial public offering-related costs accrued but not paid				260
Change in property and equipment purchased and accrued but not paid				131
Series A Redeemable Convertible Preferred Stock [Member]
Cash flows from financing activities
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs			10,067
Series A-1 Redeemable Convertible Preferred Stock [Member]
Cash flows from financing activities
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs			15,126
Series B Redeemable Convertible Preferred Stock [Member]
Cash flows from financing activities
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs					33,819
Series C Redeemable Convertible Preferred Stock [Member]
Cash flows from financing activities
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs				$ 3,781

Description Of The Business	6 Months Ended
Jun. 30, 2011
Description Of The Business
Description Of The Business

1. Description of the Business

RPX Corporation (also referred to herein as "RPX" or the "Company") helps companies reduce patent-related risk and expense. The Company provides a subscription-based patent risk management solution that facilitates more efficient exchanges of value between owners and users of patents compared to transactions driven by actual or threatened litigation. The core of the Company's solution is defensive patent aggregation, in which it acquires patents or licenses to patents, which the Company refers to collectively as "patent assets," that are being or may be asserted against the Company's current and prospective clients. The Company then licenses these patent assets to its clients to protect them from potential patent infringement assertions. The Company also provides its clients access to its proprietary patent market intelligence and data. The Company was incorporated in the State of Delaware on July 15, 2008.

Liquidity and Capital Resources

In May 2011, the Company completed its initial public offering ("IPO") of its common stock in which the Company issued 9,065,000 common shares and received cash proceeds of  $160.2 million, net of underwriting discounts and commissions (unaudited). The Company incurred offering costs of  $2.9 million (unaudited). Prior to the IPO, substantially all of the Company's operations and patent asset acquisitions had been financed through the private sale of equity securities, subscription fees collected from its clients and patent-seller financing.

As of December 31, 2010 and June 30, 2011, the Company had cash, cash equivalents and investments of and  $46.7 million and  $198.7 million (unaudited), respectively, and retained earnings of  $10.7 million and  $25.0 million (unaudited), respectively. Management expects that it will use substantial cash in the future to acquire additional patent assets and service the obligations undertaken in connection with prior patent asset purchases. Management believes that its existing cash, cash equivalents, investments and contractual payments due from existing members will be sufficient to meet its working capital and capital expenditure needs for at least the next 12 months.

Significant Accounting Policies	6 Months Ended
Jun. 30, 2011
Significant Accounting Policies
Significant Accounting Policies

2. Significant Accounting Policies

Basis of Consolidation and Presentation of Financial Information

The accompanying consolidated financial statements include the accounts of RPX Corporation and its subsidiaries. Intercompany transactions and balances have been eliminated.

Unaudited Interim Financial Statements

The accompanying interim consolidated balance sheet as of June 30, 2011, the interim consolidated statements of operations and cash flows for the six months ended June 30, 2010 and 2011 and the interim consolidated statement of redeemable convertible preferred stock and stockholders' equity for the six months ended June 30, 2011 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual audited financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to state fairly the Company's financial condition and results of operations and cash flows for the six months ended June 30, 2010 and 2011. The financial data and other information disclosed in these notes related to the six months ended June 30, 2010 and 2011 are unaudited. The results of operations for the six months ended June 30, 2011 are not necessarily indicative of the results to be expected for fiscal year 2011 or for any other interim period or for any other future year.

Use of Estimates

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, contingent assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period covered by the consolidated financial statements and accompanying notes. The Company bases its estimates on various factors and information which may include, but are not limited to, history and prior experience, expected future results, new related events and current economic conditions, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ materially from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 605, Revenue Recognition (ASC 605) and related authoritative guidance. The primary source of the Company's revenue is fees paid by its clients under subscription agreements. The Company believes that its patent risk management solution comprises a single deliverable and thus the Company recognizes each subscription fee ratably over the non-cancelable term for which the fee applies. Revenue is recognized net of any discounts or other contractual incentives. The Company starts recognizing revenue when all of the following criteria have been met:

•	Persuasive evidence of an arrangement exists. All subscription fees are supported by a dually executed subscription agreement.

•

Delivery has occurred or services have been rendered.    The subscription agreement calls for the Company to provide its patent risk management solution over a specific term commencing on the agreement effective date. Because services are not on an individualized basis (i.e., the Company generally performs its services on behalf of all of its clients as opposed to each client individually), delivery occurs automatically with the passage of time. Consequently, the Company recognizes subscription revenue ratably.

•

Seller's price to the buyer is fixed or determinable.    Each client's annual subscription fee is based on the Company's fee schedule in effect at the time of the client's initial agreement. A client's subscription fee is calculated using its fee schedule and its normalized operating income, which is defined as the greater of (i) the average of the three most recently reported fiscal year's operating income and (ii) 5% of the most recently reported fiscal years' revenue. The fee for the first year of the agreement is typically determined and invoiced at the time of contract execution. The fee for each subsequent year of the agreement is generally calculated and invoiced in advance prior to each anniversary date of the agreement.

•

Collectability is reasonably assured.    Subscription fees are generally collected on or near the effective date of the agreement and again at or near each anniversary date thereof. The Company does not recognize revenue in instances where collectability is not reasonably assured. The Company's subscription agreements state that all fees paid are non-refundable.

In some limited instances, the subscription agreement includes a contingency clause, giving one or both parties an option to terminate the agreement and receive a full refund if contingencies are not resolved within a defined time period. In those instances, revenue will not be recognized until all contingencies have been removed. The revenue earned during the period between the effective date of the agreement and the contingency removal date is recognized on the contingency removal date. Thereafter, revenue is recognized ratably over the remaining subscription term.

To the extent that the Company is contractually able, the Company grants its clients a term license to, and a release from all prior damages associated with, patent assets in the Company's portfolio. The term license to each patent asset converts to a perpetual license at the end of a contractually specified vesting period, provided that the client is a member at such time. The Company does not view the conversion of a license from term to perpetual to be a separate deliverable in its arrangements with its clients because the utility of, access to and freedom to practice the inventions covered by the patent asset is no different between a term and perpetual license. The Company does not view providing longer term access to the patent asset as a new deliverable separate from the term license.

In certain circumstances, the Company accepts a payment from one or more clients to finance part or all of an acquisition of patent assets. The Company refers to these types of transactions as structured acquisitions. The accounting for structured acquisitions is complex and often requires judgments on the part of management as to the appropriate accounting treatment. In accordance with ASC 605-45, Revenue Recognition: Principal Agent Considerations, in instances where the Company substantively acts as an agent to acquire patent rights from a seller on behalf of clients who are paying for such rights separately from their subscription agreements, the Company may treat the client payments on a net basis. As a result, there may be little or no revenue recognized for such contributions, and the basis of the acquired patent rights may exclude the amounts paid by the contributing client based on the Company's determination that it is not the principal in these transactions. In these situations, the contributing clients are typically defendants in an active or threatened patent infringement litigation filed by the owner of a patent. The Company is brought in to assist its clients to secure a dismissal from litigation and a license to the underlying patents.

Key indicators evaluated to reach the determination that the Company is not the principal in the transaction include:

•

the seller of the patent assets is generally viewed as the primary obligor in the arrangement, given that it owns and controls the underlying patent(s) and thus has the absolute authority to grant and deliver any release from past damages and dismissal from litigation, as well the general terms of the license granted;

•

the Company has no inventory risk, as the clients generally enter into their contractual obligations with the Company prior to or contemporaneous to the Company entering into its contractual obligation with the seller;

•

the Company is not involved in the determination of the product or service specification and has no ability to change the product or perform any part of the service in connection with these transactions, as the seller owns the underlying patent(s); and

•

the Company has limited or no credit risk, as each respective client has a contractually binding obligation, and in many instances the Company collects the client contribution prior to making a payment to the seller.

Accounting for Payments to Clients

The Company occasionally agrees to provide payments, discounts or other contractual incentives to clients in exchange for specified consideration. The Company accounts for such contract provisions in accordance with ASC 605-50, Revenue Recognition: Customer Payments and Incentives, which requires the Company to offset the amount of the payment, discount or other contractual incentive against revenue if the Company is unable to demonstrate both receipt of an identifiable benefit and determine the fair value of the benefit received.

Deferred Revenue

The Company generally invoices its clients upon execution of new subscription agreements and prior to any payment date for renewals of existing subscription agreements. The Company records the amount of subscription fees billed as deferred revenue and recognizes such amounts as revenue ratably over the period for which they apply. The Company records deferred revenue when it has the legal right to bill and collect amounts owed and the respective underlying term of a membership agreement has begun. In the rare instance where a membership term has commenced but the fees have not yet been invoiced, the Company records an unbilled receivable. Deferred revenue that will be recognized during the succeeding 12-month period from the respective balance sheet date is recorded as deferred revenue, current, and the remaining portion is recorded as non-current.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable primarily includes amounts billed to clients under their subscription agreements. The majority of the Company's clients are well-established operating companies with investment-grade credit. For the periods ended December 31, 2009 and 2010 and the six months ended June 30, 2011 (unaudited), the Company has not incurred any losses on its accounts receivable. Based upon its historical collections experience and specific client information, the Company has determined that no allowance for doubtful accounts was required.

Concentration of Risk

The Company is subject to concentrations of credit risk principally attributable to cash and cash equivalents, investments and accounts receivable. The Company places the majority of its cash in non-interest bearing accounts at financial institutions which are insured by the Federal Deposit Insurance Corporation. Cash equivalents primarily consist of institutional money market funds and short-term investments consist of U.S. Government and Agency securities.

Credit risk with respect to accounts receivable is generally mitigated by short collection periods and/or subscription agreements that provide for payments in advance of the rendering of services. Three clients accounted for 44%, 37% and 15% of accounts receivable at December 31, 2009. Three clients accounted for 45%, 33% and 22% of accounts receivable at December 31, 2010. Two clients accounted for 53% and 37% (unaudited) of accounts receivable at June 30, 2011.

Two clients accounted for 87% and 12% of subscription fee revenue for the period from inception (July 15, 2008) to December 31, 2008. Five clients accounted for 15%, 12%, 11%, 10% and 10% of subscription fee revenue for the year ended December 31, 2009. No client accounted for more than 10% of subscription fee revenue for the year ended December 31, 2010 or for the six months ended June 30, 2010 and 2011 (unaudited).

Fair Value Measurements

The Company adopted the provisions of ASC 820, Fair Value Measurements and Disclosures (ASC 820), upon inception on July 15, 2008, for financial assets and liabilities that are being measured and reported at fair value on a recurring basis. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820 establishes a hierarchy for inputs used in measuring fair value that minimizes the use of unobservable inputs by requiring the use of observable market data when available. Observable inputs are inputs that market participants would use in pricing the asset or liability based on active market data. Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The fair value hierarchy is comprised of the three input levels summarized below:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities and readily accessible by the Company at the reporting date.

Level 2 – Valuations based on inputs other than quoted prices included within Level 1 that are observable for assets or liabilities, either directly or indirectly through market corroboration, for substantially the full term of the financial instrument.

Level 3 – Valuations based on inputs that are unobservable.

The carrying amounts of the Company's financial instruments, which include cash, cash equivalents, investments, accounts receivable and accounts payable, approximate their fair values due to their short maturities. Based on borrowing rates currently available to the Company for notes payable and other deferred payment obligations with similar terms, and considering the Company's credit risk, the carrying value of notes payable approximates fair value.

Cash and Cash Equivalents

Cash equivalents are highly liquid, short-term investments having an original maturity of 90 days or less that are readily convertible to known amounts of cash. All of the Company's cash and cash equivalents consisted of bank deposits and money market funds, which are classified within Level 1 of the fair value hierarchy because the securities are valued using quoted prices in active markets for identical assets.

Short-Term Investments

The Company holds short-term investments in marketable debt securities, consisting primarily of fixed income U.S. Government and Agency securities. The Company classifies these securities as "available-for-sale", and carries them at fair value on the consolidated balance sheets. Any unrealized gains or losses are recorded, net of estimated taxes, in accumulated other comprehensive income, a component of stockholders' equity. Realized gains and losses are recognized upon sale. The specific identification method is used to determine the cost basis of fixed income securities sold.

The Company considers its investments as available to support current operations. Consequently, the Company may not hold securities with maturities greater than twelve months until maturity. As a result, the Company classifies its investments including those with stated maturities beyond twelve months, as current assets in the accompanying consolidated balance sheets.

The Company periodically evaluates its investments for impairment due to declines in market value considered to be "other-than-temporary." This evaluation consists of several qualitative and quantitative factors, including the Company's ability and intent to hold the investment until a forecasted recovery occurs, as well as any decline in the investment quality of the security and the severity and duration of the unrealized loss. In the event of a determination that a decline in market value is other-than-temporary, the Company will recognize an impairment loss, and a new cost basis in the investment will be established. To date, the Company has not recorded any impairment related to its investments in its consolidated statements of operations.

Restricted Cash

The Company had restricted cash pledged under two lines of credit totaling  $500,000 at December 31, 2009 and  $720,000 at December 31, 2010 and June 30, 2011 (unaudited). See Note 11.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, generally three to five years. Maintenance and repairs are charged to expense as incurred, and improvements and betterments are capitalized. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the balance sheet and any resulting gain or loss is reflected in the statement of operations in the period realized. Leasehold improvements are amortized on a straight-line basis over the terms of the lease, or the useful life of the assets, whichever is shorter.

Patent Assets

The Company generally acquires patent assets from third parties using cash and contractual deferred payments. Patent assets are recorded as intangible assets at fair value. The fair value of the assets acquired is generally based on the fair value of the consideration exchanged. The asset value includes the cost of legal and other fees associated with the acquisition of the assets. Costs incurred to maintain and prosecute patents and patent applications are expensed as incurred.

Because each client receives a license to the vast majority of the Company's patent assets, the Company is unable to reliably determine the pattern over which its patent assets are consumed. As a result, the Company amortizes each patent asset on a straight-line basis. The amortization period is equal to the shorter of the asset's estimated useful life and remaining statutory life. Estimating the economic useful life of patent assets requires significant management judgment. The Company considers various factors in estimating the economic useful lives of its patent assets, including its estimate of the period of time during which the Company may sign subscription agreements with prospective clients that may find relevance in the patent assets, the vesting period for which such clients earn the right to a perpetual license in the asset and the remaining contractual term of the Company's existing clients at the time of acquisition. The Company also considers its expectations for the vesting period of prospective clients that may find relevance in the assets. As of December 31, 2009 and 2010, and June 30, 2011 (unaudited), the majority of the Company's patent assets were being amortized over the estimated economic useful lives ranging between 24 to 60 months, with a weighted average of 49 months as of June 30, 2011 (unaudited).

The Company periodically evaluates whether events and circumstances have occurred that may warrant a revision to the remaining estimated useful life of its patent assets.

In instances where the Company sells patent assets, the amount of consideration received is compared to the asset's carrying value to determine and recognize a gain or loss.

Patent Asset Financing

The Company may use seller financing in the form of notes payable or contractually deferred payments for acquisitions of patent assets. In such cases, the acquired assets may serve as collateral or be otherwise encumbered during the term of the financing. Contractual amounts owed under such financing arrangements are recorded at fair value using a market rate of interest. If such financing arrangements do not have a stated interest rate, the Company imputes interest at a market rate (thereby discounting the future payments to present value) to account for the time-value-of-money component of the asset purchase. The difference between the contractual amounts due and the present value is recognized as interest expense over the period the payments are due. The Company records a corresponding patent asset for any such contractual obligations. Amounts due within approximately one year of the date of the acquisition under financing arrangements with no stated interest rate are recorded at face value.

The interest component is imputed, if necessary, at the time of acquisition by using the then-current market yield of an index of comparable maturity securities with a credit rating comparable to that of the Company.

Impairment of Long-Lived Assets

The Company assesses the recoverability of its long-lived assets, which includes patent assets, other intangible assets and property and equipment, when events or changes in circumstances indicate their carrying value may not be recoverable. Such events or changes in circumstances may include: a significant adverse change in the extent or manner in which a long-lived asset is being used, a significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset, an accumulation of costs significantly in excess of the amount originally expected for the acquisition or development of a long-lived asset, current or future operating or cash flow losses that demonstrate continuing losses associated with the use of a long-lived asset or a current expectation that, more-likely-than-not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. The Company licenses the portfolio of patent assets to all of its clients and thus views these assets as a single asset grouping. The Company assesses recoverability of a long-lived asset by determining whether the carrying value of these assets can be recovered through projected undiscounted cash flows. If the carrying value of the assets exceeds the forecasted undiscounted cash flows, an impairment loss is recognized, and is recorded as the amount by which the carrying value exceeds the estimated fair value. An impairment loss is charged to operations in the period in which management determines such impairment. To date, there have been no impairments of long-lived assets identified.

Assets Held for Sale

The Company classifies assets as held for sale when certain criteria are met, including: management's commitment to a plan to sell the assets; the availability of the assets for immediate sale in their present condition; whether an active program to locate buyers and other actions to sell the assets has been initiated; whether the sale of the assets is probable and their transfer is expected to qualify for recognition as a completed sale within one year; whether the assets are being marketed at reasonable prices in relation to their fair value; and how unlikely it is that significant changes will be made to the plan to sell the assets. There were no assets held for sale at December 31, 2009. The Company had one patent asset held for sale for  $80,000 at December 31, 2010, which was included as a component of prepaid expenses and other current assets in the consolidated balance sheets. The sale transaction was completed in January 2011. There were no assets held for sale at June 30, 2011 (unaudited).

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. The Company evaluates goodwill for impairment on an annual basis or whenever events and changes in circumstances suggest that the carrying amount may not be recoverable. Because the Company has one reporting unit, the Company utilizes the entity-wide approach to assess goodwill for impairment. No impairment has been recorded through June 30, 2011 (unaudited).

Intangible Assets, Net

Intangible assets, net consist of intangible assets acquired from other companies as a result of acquisitions. Such assets are capitalized and amortized on a straight-line basis over the estimated useful life of the intangible assets. Intangible assets, net excludes patent related intangible assets, which are recorded within patent assets, net in the accompanying consolidated balance sheets.

Internal-Use Software and Website Development Costs

For its website development costs and the development costs related to other internal-use software, the Company capitalizes costs incurred during the application development stage, and reflects such amounts within the property and equipment, net line item on the consolidated balance sheets. Costs related to preliminary project activities, minor enhancement and maintenance and post implementation activities are expensed as incurred. Internal-use software is generally amortized on a straight-line basis over three years beginning on the date the software is placed into service. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets.

No amount was capitalized during the period from inception (July 15, 2008) through December 31, 2008 or during the years ended December 31, 2009 and 2010. For the six months ended June 30, 2011, the Company capitalized  $0.6 million of software development costs (unaudited). There was no amortization of internal-use software during the period from inception through December 31, 2008 or the during the years ended December 31, 2009 and 2010. Amortization of internal-use software was  $23,000 for the six months ended June 30, 2011 (unaudited).

Comprehensive Income

Comprehensive income consists of net income and charges or credits to stockholders' equity primarily related to changes in unrealized gains or losses on marketable securities, net of taxes. For the periods presented, the Company's comprehensive net income approximates its net income, therefore no separate components of comprehensive income are provided.

Advertising Costs

The Company expenses advertising costs as they are incurred. Advertising expenses were not material for any of the periods presented.

Foreign Currency Accounting

While the Company's revenue contracts are denominated in United States dollars, the Company has foreign operations that incur expenses in various foreign currencies. The functional currency of the Company's subsidiaries is the U.S. dollar. Monetary assets and liabilities are remeasured using the current exchange rate at the balance sheet date. Non-monetary assets and liabilities and capital accounts are remeasured using historical exchange rates. Revenues and expenses are remeasured using the average exchange rates in effect during the period. Foreign currency exchange gains and losses, which have not been material for any periods presented, are included in the consolidated statements of operations under other income (expense), net.

Income Taxes

The Company accounts for income taxes using an asset and liability approach, which requires the recognition of deferred tax assets or liabilities for the tax-effected temporary differences between the financial reporting and tax bases of its assets and liabilities and for net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

The Company assesses the likelihood that its deferred tax assets will be recovered from future taxable income, and to the extent the Company believes that recovery is not likely, the Company establishes a valuation allowance. Judgment is required in determining the Company's provision for income taxes, deferred tax assets and liabilities and any valuation allowance recorded against the net deferred tax assets.

Based on the weight of available evidence at December 31, 2009, the Company believed that it was more-likely-than-not that it would be able to utilize its deferred tax assets in the future. As a result, the Company released its previously recorded valuation allowance. The Company makes estimates and judgments about its future taxable income that are based on assumptions that are consistent with its plans. Should the actual amounts differ from the Company's estimates, the carrying value of the Company's deferred tax assets could be materially impacted.

On January 1, 2009, the Company adopted the authoritative accounting guidance prescribing rules for the recognition, measurement, classification and disclosure of uncertain tax positions taken or expected to be taken in a tax return. The guidance utilizes a two-step approach for evaluating uncertain tax positions. The recognition step requires a company to determine if the weight of available evidence indicates that a tax position is more-likely-than-not, based on the technical merits, to be sustained upon examination, including resolution of related appeals or litigation processes, if any. If a tax position is not considered more-likely-than-not to be sustained, then no benefits of the position are recognized. A tax position that meets the more-likely-than-not threshold is measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized on ultimate settlement with a taxing authority that has full knowledge of all relevant information. The impact of adopting this standard was not material to the Company's consolidated results of operations or financial position.

Stock-Based Compensation

The Company accounts for stock-based payments, including grants of stock options to employees, under ASC 718, Compensation-Stock Compensation (ASC 718). ASC 718 requires the recognition of compensation expense, using a fair value-based method, for costs related to all share-based payments including stock options.

For equity awards granted to employees, ASC 718 requires companies to estimate the fair value of share-based payment awards on the grant date using an option pricing model. The value of awards expected to vest is recognized as expense on a straight-line basis over the requisite service period.

The Company accounts for equity awards issued to non-employees in exchange for goods and services under ASC 505-50, Equity-Based Payments to Non-Employees ("ASC 505-50"). ASC 505-50 requires that equity awards issued to non-employees be measured at the fair value as of the date at which either the commitment for performance by the non-employee to earn the award is reached or the date the non-employee's performance is complete. Until that point is reached, the award must be revalued at each reporting period with the true-up to expense recorded in current period earnings. The value of the award is recognized as an expense over the requisite service period.

The Company selected the Black-Scholes option pricing model as the most appropriate method for determining the estimated fair value for stock-based awards. The Black-Scholes model requires the use of highly subjective and complex assumptions which determine the fair value of stock-based awards, including the option's expected term and the price volatility of the underlying stock. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. See Note 15.

Subsequent Events

The Company accounts for and discloses subsequent events in accordance with ASC 855, Subsequent Events ("ASC 855"). ASC 855 requires a Company to account for and disclose events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In accordance with this standard, the Company evaluated subsequent events through March 4, 2011, the date the consolidated financial statements for the year ended December 31, 2010 were issued.

Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of shareholders' equity. Instead, the Company must report comprehensive income in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU 2011-05 is effective retrospectively for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. The adoption of this guidance is not expected to have material impact on the Company's consolidated financial position, results of operations, or cash flows.

In May 2011, the FASB issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS" ("ASU 2011-04"). The amendments in ASU 2011-04 result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Consequently, ASU 2011-04 changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the amendments in ASU 2011-04 to result in a change in the application of the requirements in Topic 820. ASU 2011-04 is effective prospectively for interim and annual reporting periods beginning after December 15, 2011. The adoption of this guidance is not expected to have material impact on the Company's consolidated financial position, results of operations, or cash flows.

In December 2010, the FASB issued ASU 2010-29, "Disclosure of Supplementary Pro Forma Information for Business Combinations" ("ASU 2010-29"). ASU 2010-29 amends and clarifies the acquisition date to be used for reporting pro forma financial disclosures when comparative financial statements are presented. In addition, it requires a description of the nature of and amount of any material, non-recurring pro forma adjustments directly attributable to the business combination. ASU 2010-29 is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company adopted this amendment effective January 1, 2011. There was no impact on the Company's consolidated financial position, results of operations, or cash flows.

In December 2010, the FASB issued ASU 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more-likely-than-not that a goodwill impairment exists. In determining whether it is more-likely-than-not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing guidance which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more-likely- than-not reduce the fair value of a reporting unit below its carrying amount. This ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2010. The Company adopted this amendment effective January 1, 2011. There was no impact on the Company's consolidated financial position, results of operations, or cash flows.

Net Income (Loss) Attributable To Common Stockholders And Unaudited Pro Forma Net Income Per Share	6 Months Ended
Jun. 30, 2011
Net Income (Loss) Attributable To Common Stockholders And Unaudited Pro Forma Net Income Per Share
Net Income (Loss) Attributable To Common Stockholders And Unaudited Pro Forma Net Income Per Share

3. Net Income (Loss) Attributable to Common Stockholders and Unaudited Pro Forma Net Income Per Share

Basic and diluted net income (loss) per share attributable to common stockholders are presented in conformity with the two-class method required for participating securities. Holders of shares of Series A, Series A-1, Series B and Series C redeemable convertible preferred stock are each entitled to receive 8% per annum non-cumulative dividends, payable prior and in preference to any dividends on common stock. In addition, the holders of restricted common stock are entitled to receive non-forfeitable dividends if declared.

Under the two-class method, basic net income per share attributable to common stockholders is computed by dividing the net income attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period. Net income attributable to common stockholders is determined by allocating undistributed earnings, calculated as net income less current period shares of Series A, Series A-1, Series B and Series C redeemable convertible preferred stock non-cumulative dividends, among common stockholders, restricted stockholders and Series A, Series A-1, Series B and Series C redeemable convertible preferred stockholders. Diluted net income per share attributable to common stockholders is computed by using the weighted-average number of shares of common stock outstanding, including potential dilutive shares of common stock, assuming the dilutive effect of outstanding stock options using the treasury stock method.

Unaudited pro forma basic and diluted net income per share were computed to give effect to the shares of restricted stock outstanding as of the original date of issuance and the conversion of the Series A, Series A-1, Series B and Series C redeemable convertible preferred stock into common stock using the as-if converted method as though the conversion had occurred as of January 1, 2010 or the original date of issuance, if later.

The following table presents the calculation of basic and diluted net income (loss) per share attributable to common stockholders and pro forma basic diluted net income per share:

	Period from (July 15, 2008) to December 31, 2008	Years Ended December 31,		Six Months Ended June 30,
		2009	2010	2010	2011
				(unaudited)
Numerator:
Net income (loss)	$(5,150)	$1,934	$13,871	$6,441	$14,361
Less: Allocation of net income to participating shares	—	1,934	12,479	5,879	8,754

Numerator for basic calculation	(5,150)	—	1,392	562	5,607
Undistributed earnings re-allocated to common stock holders	—	—	279	108	484

Numerator for diluted calculation	$(5,150)	$—	$1,671	$670	$6,091

Denominator:
Denominator for basic calculation, weighted-average number of shares of common stock outstanding	576	2,148	5,747	5,153	18,141
Dilutive effect of options using treasury-stock method	—	21	1,417	1,187	3,046

Denominator for diluted calculation	576	2,169	7,164	6,340	21,187

Net income (loss) per common share:
Basic net income (loss) per share of common stock	$(8.94)	$—	$0.24	$0.11	$0.31

Diluted net income (loss) per share of common stock	$(8.94)	$—	$0.23	$0.11	$0.29

Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares			5,747		10,605
Add assumed conversion of redeemable convertible preferred shares			25,810		26,230
Add restricted stock			5,529		3,741

Shares used in computing pro forma basic net income per share (unaudited)			37,086		40,576
Diluted:
Diluted weighted-average common shares			7,164		13,651
Add assumed conversion of redeemable convertible preferred shares			25,810		26,230
Add restricted stock			5,529		3,741

Shares used in computing pro forma diluted net income per share (unaudited)			38,503		43,622
Pro forma net income per share (unaudited)
Basic			$0.37		$0.35

Diluted			$0.36		$0.33

For the period from inception (July 15, 2008) to December 31, 2008, the years ended December 31, 2009 and 2010, and the six months ended June 30, 2010 and 2011, the following securities were not included in the calculation of diluted shares outstanding, as the effect would have been anti-dilutive (in thousands):

	Period from (July 15, 2008) to December 31, 2008	Years Ended December 31,		Six Months Ended June 30,
		2009	2010	2010	2011
				(unaudited)
Weighted-average outstanding options	698	291	—	—	—
Weighted-average redeemable convertible preferred stock	6,585	19,466	25,810	25,741	18,694
Weighted-average common stock subject to repurchase	8,377	9,061	5,529	6,165	3,741

Fair Value Measurements	6 Months Ended
Jun. 30, 2011
Fair Value Measurements
Fair Value Measurements

4. Fair Value Measurements

The Company's financial assets are valued using market prices on both active markets ("Level 1") and less active markets ("Level 2"). Level 1 instrument valuations are obtained from real-time quotes for transactions in active exchange markets involving identical assets. Level 2 instrument valuations are obtained from readily available pricing sources for comparable instruments. As of December 31, 2009, December 31, 2010 and June 30, 2011 (unaudited), the Company did not have any financial assets without observable market values that would require a high level of judgment to determine fair value ("Level 3").

The following tables present the financial assets measured at fair value on a recurring basis as of December 31, 2009 and 2010 and June 30, 2011 (in thousands):

	December 31, 2009
	Total Balance	Level 1	Level 2
Assets:
Money market funds (1)	$5,233	$5,233	$—

	December 31, 2010
	Total Balance	Level 1	Level 2
Assets:
Money market funds (1)	$36,560	$36,560	$—

	June 30, 2011 (unaudited)
	Total Balance	Level 1	Level 2
Assets:
Money market funds (1)	$156,743	$156,743	$—
U.S. Government and Agency securities	39,304	—	39,304

	$196,047	$156,743	$39,304

(1)	These assets are included within cash and cash equivalents.

Short-Term Investments	6 Months Ended
Jun. 30, 2011
Short-Term Investments
Short-Term Investments

5. Short-Term Investments

The following tables present the financial assets measured at fair value on a recurring basis as of December 31, 2009 and 2010 and June 30, 2011 (in thousands):

	December 31, 2009
		Unrealized
	Amortized Cost	Gross Gains	Gross Losses	Net Gain (Loss)	Fair Value
Assets:
Money market funds (1)	$5,233	$—	$—	$—	$5,233

	December 31, 2010
		Unrealized
	Amortized Cost	Gross Gains	Gross Losses	Net Gain (Loss)	Fair Value
Assets:
Money market funds (1)	$36,560	$—	$—	$—	$36,560

	June 30, 2011 (unaudited)
		Unrealized
	Amortized Cost	Gross Gains	Gross Losses	Net Gain (Loss)	Fair Value
Assets:
Money market funds (1)	$156,743	$—	$—	$—	$156,743
U.S. Government and Agency securities	39,324	2	(22)	(20)	39,304

	196,067	2	(22)	(20)	196,047

(1)	These assets are included within cash and cash equivalents.

The maturity of the Company's entire investment portfolio was less than one year as of June 30, 2011 with the exception of  $10.0 million in par value which had a stated maturity of 13 months (unaudited). The maturity of the Company's entire investment portfolio was less than one year as of December 31, 2009 and 2010. As of June 30, 2011, no individual securities have incurred continuous unrealized losses for greater than 12 months (unaudited). The Company did not have any realized gains (losses) on marketable securities during any of the periods presented (unaudited).

Patent Assets	6 Months Ended
Jun. 30, 2011
Patent Assets
Patent Assets

6. Patent Assets

Changes in the carrying value of patent assets during the periods ended are as follows (in thousands):

	December 31,
	2009	2010	June 30, 2011
			(unaudited)
Balance, beginning of period	$55,792	$82,759	$126,508
Acquisition of patent assets	61,558	88,639	41,151
Adjustments to patent asset purchase price	(2,616)	—	—
Reclass to assets held-for-sale	—	(80)	—
Sale of patent assets	(15,032)	(500)	—
Loss on sale of patent assets	—	(1,423)	—
Amortization expense	(16,943)	(42,887)	(27,815)

Balance, end of period	$82,759	$126,508	$139,844

The Company's acquired patent assets are comprised of intellectual property rights that relate to information technologies used by companies in a variety of industries, including software, ecommerce, semiconductors, financial services, mobile communications, consumer electronics and networking.

The Company amortizes each acquired portfolio of patent assets on a straight-line basis over its estimated economic useful life. As of December 31, 2009, December 31, 2010 and June 30, 2011 (unaudited), the estimated economic useful lives of the Company's patent assets generally ranged from 24 to 60 months. As of June 30, 2011, the weighted average estimated economic useful life was 49 months (unaudited).

The following table summarizes the expected future annual amortization expense of patent assets as of December 31, 2010 (in thousands):

Year Ending
2011	$51,688
2012	38,764
2013	25,021
2014	8,858
Thereafter	2,177

Total estimated future amortization expense	$126,508

Amortization expense was approximately  $2.4 million for the period from inception (July 15, 2008) through December 31, 2008, and  $16.9 million and  $42.9 million for the years ended December 31, 2009 and 2010, respectively. Amortization expense was approximately  $10.0 and  $27.8 million for the six months ended June 30, 2010 and 2011, respectively (unaudited).

Structured Acquisitions

Structured acquisitions are transactions involving patent assets that may cost more than the Company is prepared to spend with its own capital resources or that are relevant only to a very small number of clients. In such transactions, the Company may work to acquire these assets with financial assistance from the particular clients against whom they are being or may be asserted. Such clients either pay amounts separate from their subscription fee or, less frequently, lend the Company funds to be used in the transaction. As discussed in the revenue recognition policy in Note 2, in certain instances, the Company may treat the contributions from the clients on a gross or net basis depending on the specific facts and circumstances of the transaction. In the event that such contributions are recognized on a net basis, the Company will capitalize the acquired asset that relates to its non-contributing clients. As a result, the cost basis of the acquired patent rights excludes the amounts paid by the contributing client.

Barter Transactions

During the year ended December 31, 2009, the Company entered into two transactions where it granted a subscription agreement to a client in exchange for patent assets. The Company accounts for non-monetary exchanges in accordance with ASC 845, Non-monetary Transactions ("ASC 845"), which requires non-monetary exchanges to be based on the fair value of the assets or services involved. ASC 845 further clarifies that the cost of the non-monetary asset acquired in exchange for another non-monetary asset is the fair value of the asset exchanged to obtain it. In each of the non-monetary transactions that the Company completed, the subscription agreement exchanged as consideration for the acquired patent assets was valued using the Company's standard fee schedule in effect, together with standard discounting practices offered at the time of the transaction. Given that this is the same pricing methodology that the Company uses in arm's-length monetary transactions, it considers the resulting value of the subscription agreement to be indicative of both its fair value and the fair value of the assets received. During the year ended December 31, 2009, the total fair value of subscription services exchanged for patent assets was  $3.2 million. No gain or loss was recorded for either of these exchanges. There were no barter transactions during the year ended December 31, 2010 or during the six months ended June 30, 2011 (unaudited).

Adjustment to Patent Asset Purchase Price

On November 3, 2009, the Company executed an amendment to a patent license and sublicense agreement. The original agreement provided that the Company would obtain the additional right to grant perpetual sublicenses to its clients for the patent assets associated with the agreement upon payment of  $3.5 million on or before December 12, 2009. Accordingly, this amount was recorded in current other obligations at its fair value of  $3.2 million at December 31, 2008. The amended agreement revised the payment amount to  $850,000 and the payment date to November 6, 2009. This resulted in a reduction in the patent asset carrying value as well as a reduction to the underlying payment obligation. See Note 10.

Sale of Patent Assets

During the period from inception (July 15, 2008) to December 31, 2008, the Company entered into one patent asset sale transaction for total cash consideration of  $55,000. During the year ended December 31, 2009, the Company entered into two patent asset sale transactions for total cash consideration of  $15.0 million. The amount of cash consideration received for each of the sales from 2008 and 2009 approximated the respective carrying amount of the patent assets sold. As a result, no gain or loss was recorded for these transactions. There were no assets held for sale at December 31, 2008 or 2009. During the year ended December 31, 2010, the Company entered into two patent asset sale transactions for total cash consideration of  $500,000 resulting in a loss of  $75,000. In October 2010, the Company committed to sell certain patent assets and accepted an offer from a third party to purchase these patent assets for  $80,000 in November 2010 and reduced the carrying value accordingly. As a result, the Company recorded a  $1.3 million loss, which is reflected in the consolidated statement of operations for the year ended December 31, 2010. This loss was partially offset by an  $887,000 gain recognized in November 2010 from the forgiveness of a portion of the non-recourse financing secured by these patent assets. The Company included these patent assets for sale as a component of prepaids and other current assets on the consolidated balance sheet as of December 31, 2010 and the sale was consummated in January 2011. No other patent asset sales transactions occurred during the six months ended June 30, 2011 (unaudited).

Goodwill And Intangible Assets, Net	6 Months Ended
Jun. 30, 2011
Goodwill And Intangible Assets, Net
Goodwill And Intangible Assets, Net

7. Goodwill and Intangible Assets, Net

Acquisition of Business (unaudited)

On June 1, 2011, RPX acquired substantially all of the assets of a patent research and intellectual property news provider for  $3.0 million in cash. The acquisition expands the Company's market intelligence and data analysis capabilities. The acquisition has been accounted for as a business combination. Identifiable intangible assets acquired were recorded at fair value as of the acquisition date. No cash or tangible assets were acquired and no liabilities assumed. Acquisition-related costs of  $43,000 were expensed during the six months ended June 30, 2011.

Under business combination accounting, the total purchase price was allocated to the acquired company's identifiable intangible assets based on their estimated fair values as of June 1, 2011 with remainder recorded as goodwill. Approximately  $1.7 million of goodwill and  $1.3 million of identifiable intangible assets were allocated in connection with the acquisition. The goodwill primarily relates to cost benefits and operational synergies realized by applying the research capabilities inherent in the acquired company's business to other data and research systems at RPX. The acquired goodwill of  $1.7 million is deductible for U.S. federal income tax purposes.

The Company included the effect of the transaction in its results of operations prospectively from the date of the acquisition. Pro forma financial information for the acquisition has not been presented, as the effects were not material to RPX's historical consolidated financial statements.

Goodwill

The Company had no goodwill recorded prior to 2011. The changes in the carrying amount of goodwill for the six months ended June 30, 2011 were as follows (in thousands) (unaudited)

Balance as of December 31, 2010	$—
Goodwill additions (unaudited)	1,675

Balance as of June 30, 2011 (unaudited)	$1,675

Intangible Assets, Net

Intangible assets, net at December 31, 2009 and 2010 and June 30, 2011 consisted of (in thousands):

		December 31, 2009			December 31, 2010			June 30, 2011 (unaudited)
	Weighted Average Lives	Carrying Amount	Accumulated Amortization	Net Carrying Amount	Carrying Amount	Accumulated Amortization	Net Carrying Amount	Carrying Amount	Accumulated Amortization	Net Carrying Amount
Developed technology	35 months	$—	$—	$—	$—	$—	$—	$510	$(12)	$498
Customer relationship	36 months	—	—	—	—	—	—	250	(7)	243
Non-compete	24 months	—	—	—	—	—	—	60	(2)	58
Trademarks	36 months	—	—	—	—	—	—	720	(20)	700
Other intangible assets	48 months	1,450	(504)	946	1,450	(867)	583	1,450	(1,048)	402

		$1,450	$(504)	$946	$1,450	$(867)	$583	$2,990	$(1,089)	$1,901

In connection with the issuance of the Series A convertible preferred stock in August 2008, the Company entered into a common stock repurchase agreement with its founders in exchange for intellectual property. The fair value of common stock exchanged for the intellectual property was estimated to be approximately  $1.5 million based on the then-applicable common stock value of  $0.145 per share, as the fair value of the common stock was more readily determinable than the fair value of the intellectual property transferred. These amounts are recorded as other intangible assets in the schedule above. The fair value of the assets received are being amortized over a four-year period from the date of the transaction and recorded as a component of selling, general and administrative expenses.

Amortization expense was  $141,000,  $363,000 and  $363,000 during the period from inception through December 31, 2008 and the years ended December 31, 2009 and 2010, respectively. Amortization expense was  $181,000 and  $223,000 during the six months ended June 30, 2010 and 2011, respectively (unaudited).

The following table summarizes the expected future annual amortization expense of other intangible assets as of December 31, 2010 (in thousands):

Year Ending
2011	$363
2012	220

Total expected future amortization expense	$583

Property And Equipment, Net	6 Months Ended
Jun. 30, 2011
Property And Equipment, Net
Property And Equipment, Net

8. Property and Equipment, Net

Property and equipment, net is comprised of the following (in thousands):

	December 31,		June 30, 2011
	2009	2010
			(unaudited)
Computer equipment and software	$67	$399	$1,079
Furniture and fixtures	—	220	268
Leasehold improvements	—	56	79
Work-in-progress	—	53	41

	67	728	1,467
Less: Accumulated depreciation and amortization	(23)	(105)	(244)

Total property and equipment, net	$44	$623	$1,223

Depreciation expense was  $5,000,  $18,000 and  $82,000 during the period from inception through December 31, 2008 and the years ended December 31, 2009 and 2010, respectively. Depreciation expense was  $16,000 and  $139,000 during the six months ended June 30, 2010 and 2011, respectively (unaudited).

Accrued And Other Current Liabilities	6 Months Ended
Jun. 30, 2011
Accrued And Other Current Liabilities
Accrued And Other Current Liabilities

9. Accrued and Other Current Liabilities

Accrued and other current liabilities consisted of the following (in thousands):

	December 31,		June 30, 2011
	2009	2010
			(unaudited)
Accrued payroll related expenses	$1,201	$4,379	$3,993
Other current liabilities	621	6,216	1,564

Total accrued and other current liabilities	$1,822	$10,595	$5,557

Notes Payable And Other Obligations	6 Months Ended
Jun. 30, 2011
Notes Payable And Other Obligations
Notes Payable And Other Obligations

10. Notes Payable and Other Obligations

Notes payable and other obligations consisted of the following (in thousands):

	December 31,		June 30, 2011
	2009	2010
			(unaudited)
Notes payable	$17,581	$7,579	$—
Other obligations	21,169	16,004	7,616

	38,750	23,583	7,616
Less: Current portion	(18,427)	(18,527)	(6,517)

Total notes payable and other obligations, non-current	$20,323	$5,056	$1,099

The following table summarizes the future principal payments relating to notes payable and other obligations at December 31, 2010 (in thousands):

Year Ending
2011	$19,254
2012	5,150

$24,404
Less: Unamortized discount	(821)

Total notes payable and other obligations	$23,583

Notes Payable

On January 29, 2010, in conjunction with an acquisition of certain patent assets, the Company issued a full recourse, secured promissory note in the amount of  $3.0 million due January 30, 2011. The note bore interest of 10% per annum. Upon the execution of a subscription agreement by any of certain named companies, the Company was required to make a prepayment in the amount defined in the agreement. Such prepayments were to be applied first, to any costs and expenses, second, to accrued interest and third, to principal. The acquired patent assets were pledged as security for the note. As of December 31, 2010, the note had been fully discharged and the associated security agreement terminated under its terms.

On January 27, 2010, the Company entered into a loan agreement with a client in order to partially finance the acquisition of certain patent assets from a third party. Under the terms of the agreement, the Company issued a promissory note payable in the amount of  $2.0 million. The note bore interest of 0.57% per annum. The interest and the principal was payable in its entirety on the maturity date of April 1, 2011. The principal balance was recorded at fair value. The outstanding principal balance at December 31, 2010 was  $2.0 million. The Company repaid the note in April 2011 (unaudited).

On November 2, 2009, the Company entered into a loan agreement with a client in order to finance the purchase of certain patent assets from a third party. Under the terms of the agreement, the Company issued a promissory note payable in the amount of  $1.4 million. The principal balance was recorded at fair value and bore interest of 0.71% per annum. The interest was payable in annual installments and the principal was payable in its entirety on the maturity date of January 30, 2011. The note was non-recourse to the Company and was secured by the purchased patent assets. The outstanding principal due at December 31, 2009 was  $1.4 million. In November 2010, a portion of the outstanding balance was forgiven in connection with the decision to sell the related patent assets. The gain on the forgiveness of such debt is presented as an offset against the loss on the sale of the related assets. The outstanding principal due at December 31, 2010 was  $80,000. The remaining principal balance of  $80,000 was paid in full in January 2011 (unaudited).

On October 7, 2008, the Company entered into a patent rights purchase and assignment agreement to purchase patent assets for a total of  $15.0 million. Under the terms of the agreement, the Company paid  $1.5 million in cash and issued a promissory note in the amount of  $13.5 million bearing interest of 10% per annum and payable in quarterly installments over a three-year period ending October 7, 2011. The principal balance was recorded at fair value. The remaining principal due was  $7.9 million and  $3.4 million at December 31, 2009 and 2010, respectively. The Company's membership interest in its wholly-owned subsidiary that purchased the patent assets was pledged as collateral against the note. The Company repaid the note in full in June 2011 (unaudited).

On September 11, 2008, the Company entered into a patent rights purchase and assignment agreement to purchase patent assets for a total of  $17.0 million. Under the terms of the agreement, the Company issued a promissory note in the amount of  $17.0 million of which 10%, or  $1.7 million, was paid up front. The note bears interest of 10% per annum. The principal and interest are payable in quarterly installments over a three-year period ending September 11, 2011. The principal balance was recorded at fair value. The remaining principal due was  $8.3 million and  $2.1 million at December 31, 2009 and 2010, respectively. The Company's membership interest in its wholly-owned subsidiary that purchased the patent assets was pledged as collateral against the note. The Company repaid the note in full in June 2011 (unaudited).

Other Obligations

On July 6, 2009, the Company entered into an agreement to purchase certain patent assets for a total of  $4.4 million. Under the terms of the agreements, the Company paid  $1.1 million in cash at signing, with a remaining non-interest bearing contract obligation of  $3.3 million due in three equal installments in July of each of 2010, 2011 and 2012. The contract obligation was recorded at fair value utilizing the imputed interest rate method. Interest was imputed using a rate of 10.2% per annum, which represents the Company's estimated market borrowing rate as of the initial transaction date. As of December 31, 2009 and 2010 and June 30, 2011, the remaining unpaid principal balance associated with the obligation was  $3.3 million,  $2.2 million and  $2.2 million (unaudited), respectively

On February 18, 2009, the Company entered into an agreement to acquire certain patent assets for a total of  $12.0 million. Under the terms of the agreement, the Company paid  $4.0 million upfront, with a remaining non-interest bearing contract obligation of  $8.0 million due in two equal installments in February 2010 and 2011. The contract obligation was recorded at fair value utilizing the imputed interest rate method. Interest was imputed using a rate of 13.0% per annum, which represented the Company's estimated market borrowing rate as of the initial transaction date. As of December 31, 2009 and 2010, the remaining unpaid principal balance associated with the obligation was  $8.0 million and  $4.0 million, respectively. The Company repaid the remaining principal balance of  $4.0 million in February 2011 (unaudited).

On January 26, 2009, the Company entered into an agreement to acquire certain patent assets for a total of  $12.0 million. Under the terms of the agreement, the Company paid  $3.0 million upfront, with a remaining non-interest bearing contract obligation of  $9.0 million due in three equal installments in January 2010, 2011 and 2012. The contract obligation was recorded at fair value utilizing the imputed interest rate method. Interest was imputed using a rate of 13.9% per annum, which represented the Company's estimated market borrowing rate as of the date of the transaction. As of December 31, 2009 and 2010 and June 30, 2011, the remaining unpaid principal balance associated with the obligation was  $9.0 million,  $6.0 million and  $3.0 million (unaudited), respectively. On December 16, 2008, the Company entered into agreements to acquire certain patent assets for a total of  $2.2 million. Under the terms of the agreements, the Company paid  $550,000 upfront, with a remaining non-interest bearing contract obligation of  $1.7 million due in three equal installments in December 2009, 2010 and 2011. The contract obligation was recorded at fair value utilizing the imputed interest rate method. Interest was imputed using a rate of 10% per annum, which represented the Company's estimated market borrowing rate as of the initial transaction date. The remaining unpaid principal balance associated with the obligation was  $1.1 million,  $550,000 and  $550,000 (unaudited) at December 31, 2009, and 2010, and June 30, 2011, respectively.

On December 12, 2008, the Company entered into an agreement to sublicense certain patent assets. Under the terms of the agreement, upon payment of  $8.5 million at closing, the Company received the right to grant a perpetual sublicense to a single named client and a number of renewable one-year term sublicenses to certain other clients. The agreement provided for a second payment in December 2009 in the amount of  $3.5 million, which would entitle the Company to grant additional perpetual licenses to certain named companies. In the event the Company defaulted on its second payment, the Company would lose the right to grant additional term licenses, and the term licenses previously granted by the Company would terminate at the end of their one-year term, but the perpetual license the Company granted as a result of the initial payment would remain in effect. The  $3.5 million contract obligation was recorded at fair value utilizing the imputed interest rate method at December 31, 2008. Interest was imputed using a rate of 10% per annum, which represented the Company's estimated market borrowing rate as of the date of the transaction. On November 3, 2009, the Company executed an amendment to the agreement that removed certain limitations of the original agreement and revised the  $3.5 million payment amount to  $850,000 and the payment due date to November 6, 2009. This resulted in a reduction in the patent asset carrying value as well as a reduction to the underlying payment obligation. As of December 31, 2010, there was no remaining principal due for this obligation.

Lines Of Credit	6 Months Ended
Jun. 30, 2011
Lines Of Credit
Lines Of Credit

11. Lines of Credit

On August 5, 2010, the Company entered into a standby letter of credit agreement with a banking institution. The credit facility provides for a  $220,000 line of credit in conjunction with the Company's corporate real estate lease. The credit facility is secured by a priority interest in the Company's savings account at the banking institution in the amount of  $220,000. This amount has been classified as long-term restricted cash on the consolidated balance sheets as of December 31, 2010 and June 30, 2011 (unaudited).

On September 23, 2008, the Company entered into a line of credit agreement with a banking institution. The credit facility provides for a  $500,000 line of credit. Under the credit facility, a sub-facility of  $300,000 is available for a Company-sponsored travel and expense credit card program, and a sub-facility of  $200,000 is available under a revolving line of credit. Amounts borrowed under the  $300,000 sub-facility, which terminates on April 5, 2012, will be charged a fixed rate of interest of 5% per year. Amounts borrowed under the  $200,000 line of credit, which terminates on April 15, 2012, will be charged a variable interest rate equal to the greater of the banking institution's prime rate or 5%. The banking institution's prime rate at December 31, 2009, December 31, 2010 and June 30, 2011 was 3.25% (unaudited). The credit is secured by a priority interest in the Company's savings account at the banking institution in the amount of  $500,000. This amount has been classified as restricted cash on the consolidated balance sheets as of December 31, 2009, December 31, 2010 and June 30, 2011 (unaudited). As of December 31, 2009, December 31, 2010 and June 30, 2011, balances under the corporate credit card are  $76,000,  $108,000, and  $169,000 (unaudited) respectively, and recorded in accounts payable. There was no outstanding balance under the revolving line of credit at December 31, 2009, December 31, 2010 or June 30, 2011 (unaudited).

Commitments And Contingencies	6 Months Ended
Jun. 30, 2011
Commitments And Contingencies
Commitments And Contingencies

12. Commitments and Contingencies

Operating Lease Commitments

The Company leases approximately 30,000 square feet of office space in California under two separate non-cancelable operating leases which commenced in August 2010 and December 2009 and expire in 2013. The Company also entered into a non-cancelable lease for approximately 1,400 square feet of office space in Japan, which commenced in November 2010 and expires in August 2013. Rent expense related to these non-cancelable operating leases was  $352,000,  $733,000,  $196,000 (unaudited) and  $714,000 (unaudited) for the years ended December 31, 2009, December 31, 2010, and for the six months ended June 30, 2010 and 2011, respectively.

The aggregate future non-cancelable minimum lease payments for the Company's operating leases as of December 31, 2010 are as follows (in thousands):

Year Ending
2011	$1,350
2012	1,523
2013	595

Total future non-cancelable minimum lease payments	$3,468

Litigation

From time to time, the Company may be a party to various litigation claims in the normal course of business. Legal fees and other costs associated with such actions are expensed as incurred. The Company assesses, in conjunction with its legal counsel, the need to record a liability for litigation or contingencies. A liability is recorded when and if it is determined that such a liability for litigation or contingencies is both probable and reasonably estimable. No losses have been recorded for the years ended December 31, 2009, December 31, 2010 or through the six months ended June 30, 2011 (unaudited).

Other Commitments

On September 10, 2010, the Company entered into certain agreements with a special-purpose entity formed for the sole purpose of acquiring specific patent assets that had been made available for sale by a third party. If the entity was successful in acquiring the patent assets, the Company had agreed to make a  $5.0 million investment in the equity securities of the entity and serve as the exclusive licensing agent for the entity. As of June 30, 2011, the third party had completed the sale of the assets and the special-purpose entity was not the buyer (unaudited). Therefore, no investment in such entity had been made and the Company has no further obligations under these agreements.

On January 29, 2010, in conjunction with an acquisition of certain patent assets, the Company issued a non-recourse, secured promissory note in the amount of  $6.0 million due January 29, 2012 and received a  $9.0 million non-recourse, secured promissory note receivable. The notes bore interest of 10% per annum. Because payments of the entire  $6.0 million note payable and  $6.0 million of the note receivable were not contractually guaranteed unless triggered by a future event that is outside the control of the Company, such amounts were deemed a contingent liability and contingent receivable, respectively, and were not initially reflected on the Company's balance sheet. There were no remaining outstanding balances under the  $6.0 million note payable and  $6.0 million note receivable at December 31, 2010.

Guarantees and Indemnifications

The Company has, in connection with the sale of patent assets, agreed to indemnify and hold harmless the buyer of such patent assets for losses resulting from breaches of representations and warranties made by the Company. The terms of these indemnification agreements are generally perpetual. The maximum amount of potential future indemnification is unlimited. To date, the Company has not paid any amounts to settle claims or defend lawsuits. The Company is unable to reasonably estimate the maximum amount that could be payable under these arrangements since these obligations are not capped but are conditional to the unique facts and circumstances involved. Accordingly, the Company had no liabilities recorded for these agreements as of December 31, 2009, December 31, 2010 or June 30, 2011 (unaudited). The Company does not indemnify its clients for patent infringement.

The Company also, in accordance with its Amended and Restated Bylaws, indemnifies certain officers and employees for certain events or occurrences, subject to certain limits, while the officer or employee is or was serving at its request in such capacity. The term of the indemnification period is indefinite. The maximum amount of potential future indemnification is unspecified. The Company has no reason to believe that there is any material liability for actions, events or occurrences that have occurred to date.

On December 12, 2008, in connection with the acquisition of certain patent assets from an unaffiliated third party in an arm's-length transaction, the Company agreed to make a one-time payment of  $5.0 million in the event that the Company earns  $170.0 million of annual subscription revenues in any calendar year. No provision had been made for this contingency as of December 31, 2009, December 31, 2010 or June 30, 2011 (unaudited).

Common Stock	6 Months Ended
Jun. 30, 2011
Common Stock
Common Stock

13. Common Stock

Common stock consisted of the following (in thousands):

	December 31,
	2009	2010	June 30, 2011
			(unaudited)
Authorized
Common stock (par value $0.0001)	45,000	60,000	200,000

Issued
Common stock	11,209	11,432	47,122

Outstanding
Common stock	11,209	10,944	47,122

In May 2011, the Company completed its IPO in which the Company sold and issued 9,065,000 shares of common stock, including 634,565 shares issued pursuant to an option to purchase additional shares granted to the underwriters. The shares were sold by the underwriter at a price of  $19.00 per share and the Company received proceeds of  $160.2 million after deduction of underwriting discounts and commissions. The Company incurred offering costs of  $2.9 million. Upon the closing of the IPO, all shares of redeemable convertible preferred stock outstanding automatically converted into 26,229,722 shares of common stock. In connection with the IPO, the Company increased the number of shares of common stock authorized for issuance from 60,000,000 shares to 200,000,000 shares (unaudited).

In November 2010, the Company issued 488,433 shares of Series C redeemable convertible preferred stock at a price of  $7.78 per share. In connection with the issuance of the Series C redeemable convertible preferred stock, the Company increased the number of shares of common stock authorized for issuance from 45,000,000 shares to 60,000,000 shares. This transaction resulted in proceeds of  $3.8 million, which the Company used to buy back 488,433 shares of common stock from certain employees at  $7.78 per share. These shares were retired in January 2011.

In connection with the issuance of the Series B redeemable convertible preferred stock in July 2009, the Company increased the number of shares of common stock authorized for issuance from 30,000,000 shares to 45,000,000 shares.

In connection with the issuance of the Series A redeemable convertible preferred stock in August 2008, the Company entered into a common stock repurchase agreement with its founders. The Company issued 9,999,998 shares of common stock to the Company's founders in exchange for the assignment of intellectual property to the Company. The Company has the right to repurchase these shares of common stock upon the termination of a founder's service to the Company. The repurchase rights lapse over a four-year period, 25% on the first anniversary from the issuance date and thereafter ratably each month over the ensuing 36-month period. All of these shares were subject to repurchase at December 31, 2008. As of December 31, 2009, December 31, 2010 and June 30, 2011, 6,666,667, 4,166,666 and 2,916,666 (unaudited) of these shares were subject to repurchase, respectively. The value of common stock exchanged for the intellectual property was estimated to be  $1.5 million based on the then-applicable common stock value of  $0.145 per share. The assets received are recorded as intangible assets in the consolidated balance sheets and are being amortized over a four-year period.

In connection with the acquisition of certain patent assets in September and October 2008, the Company issued 999,916 shares of common stock as consideration. The value of common stock given for the patent assets was estimated to be  $250,000 based on the then-applicable common stock value of  $0.25 per share. The  $250,000 was capitalized as part of the cost to acquire the patent assets.

Preferred Stock	6 Months Ended
Jun. 30, 2011
Preferred Stock
Preferred Stock

14. Preferred Stock

Upon completion of its IPO, the Company authorized 10,000,000 shares of undesignated preferred stock (unaudited).

No preferred stock shares were outstanding as of June 30, 2011 (unaudited). In prior periods, redeemable convertible preferred stock consisted of the following (in thousands):

	December 31,
	2009	2010	June 30, 2011
			(unaudited)
Authorized
Series A (par value $0.0001)	6,979	6,979	—
Series A-1 (par value $0.0001)	7,016	7,016	—
Series B (par value $0.0001)	12,000	11,746	—
Series C (par value $0.0001)	—	489	—

Total redeemable convertible preferred stock	25,995	26,230	—

Issued and outstanding
Series A	6,979	6,979	—
Series A-1	7,016	7,016	—
Series B	11,746	11,746	—
Series C	—	489	—

Total redeemable convertible preferred stock	25,741	26,230	—

Carrying value
Series A	$10,067	$10,067	$—
Series A-1	15,126	15,126	—
Series B	33,819	33,819	—
Series C	—	3,781	—

Total redeemable convertible preferred stock	$59,012	$62,793	$—

Liquidation value
Series A	$10,120	$10,120	$—
Series A-1	15,180	15,180	—
Series B	35,260	35,260	—
Series C	—	3,801	—

Total redeemable convertible preferred stock	$60,560	$64,361	$—

Voting

The holders of Series A, Series A-1, Series B and Series C stock have one vote for each share of common stock into which their shares may be converted.

As long as any shares of preferred stock are outstanding, the holders of such shares of preferred stock shall be entitled to elect three directors at any election of directors. As long as each of John Amster, Geoffrey Barker and Eran Zur (together, the "Founders") continue to provide services to the Company as an employee or consultant, the holders of any outstanding shares of common stock held by Founders shall be entitled to elect three directors at any election of directors. For each Founder who ceases to provide services to the Company as an employee or consultant, the number of directors the Founders are entitled to elect shall be reduced by one, but shall never be reduced below one. The holders of preferred stock and common stock (voting together as a single class and not as separate series, and on an as-converted basis) shall be entitled to elect one director at any election of directors.

As long as any shares of preferred stock remain outstanding, the Company must obtain approval from 55% of the holders of preferred stock in order to alter the certificate of incorporation, alter the rights, preferences, or privileges of the preferred stock, change the authorized number of shares of preferred stock or common stock, repurchase any shares of preferred stock or common stock other than shares subject to the right of repurchase by the Company, change the authorized number of directors, authorize a dividend for any class or series of stock, authorize or issue any equity security with rights superior to or on par with any series of preferred stock, incur any indebtedness other than in the ordinary course of business in excess of  $750,000 individually or  $1,500,000 in the aggregate in any 12-month period or consummate a liquidation event.

Dividends

Holders of Series B and Series C redeemable convertible preferred stock are entitled to receive non-cumulative dividends at the per annum rate of 8% of the applicable original issue price of  $3.0019 or  $7.78 per share, respectively, when and if declared by the board of directors, prior and in preference to any payment of any dividend on the Series A, Series A-1 or common stock. After payment of any such dividend, holders of Series A and Series A-1 stock are entitled to receive non-cumulative dividends at the per annum rate of 8% of the applicable original issue price of  $1.45 or  $2.1636 per share, respectively, when and if declared by the board of directors, prior and in preference to any payment of any dividend on the common stock. After payment of any such dividends, any additional dividends or distributions will be distributed among holders of common stock and preferred stock in proportion to the number of shares of common stock that would be held by each such holder as if the preferred stock were converted into shares of common stock. No dividends on shares of convertible preferred stock or common stock have been declared by the board from inception through June 30, 2011 (unaudited).

Liquidation

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the then-outstanding Series B and Series C stock are entitled to receive, in preference to the holders of the Series A and Series A-1 and common stock, the amount per share equal to the respective purchase price of  $3.0019 per share and  $7.78 per share, plus declared and unpaid dividends. Upon completion of the distribution required to the Series B and Series C stockholders, the holders of Series A stock and Series A-1 stock are entitled to receive, in preference to the holders of the common stock, the amount per share equal to the respective purchase price of  $1.45 per share and  $2.1636 per share, plus declared and unpaid dividends. Thereafter, the remaining assets of the Company will be distributed ratably to the holders of the common stock. For purposes of determining the amount each holder of shares of Series A stock, Series A-1 stock, Series B stock and Series C stock is entitled to receive in such event of liquidation, each holder of shares of preferred stock shall be deemed to have converted (regardless of whether the holder actually converted) such holder's shares into common stock immediately prior to liquidation if, as a result of an actual conversion, such holder would receive, in the aggregate, an amount greater than the amount that would be distributed to such holder if such holder did not convert such series of preferred stock into shares of common stock. These liquidation features cause the Company's convertible preferred stock to be classified as mezzanine capital rather than as a component of stockholders' equity (deficit).

If, in the event of liquidation, the assets and funds distributed among the holders of the preferred stock are insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Company legally available for distribution are to be distributed ratably among the holders of the preferred stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

Conversion

Each share of Series A, Series A-1, Series B and Series C stock is convertible into such number of shares of common stock as is determined by dividing the applicable original issue price for such series by the applicable conversion price for such series. The conversion price was  $1.45,  $2.1636,  $3.0019 and  $7.78 per share for Series A, Series A-1, Series B and Series C stock, respectively. Conversion is either at the option of the holder or is automatic upon the earlier of (a) the closing date of a public offering of the Company's common stock for which the public offering price is at least three times the original issue price for the Series B stock and the aggregate net proceeds to the Company are not less than  $30.0 million or (b) upon the written consent of, in the case of the Series A and Series A-1 stock, the holders of at least 55% of the outstanding Series A and Series A-1 stock, and in the case of the Series B and Series C stock, the holders of at least a majority of the outstanding Series B and Series C stock. As of December 31, 2008, 2009 and 2010, the conversion ratio for Series A, Series A-1, Series B and Series C was 1-to-1.

Equity Award Plans And Stock-Based Compensation	6 Months Ended
Jun. 30, 2011
Equity Award Plans And Stock-Based Compensation
Equity Award Plans And Stock-Based Compensation

15. Equity Award Plans and Stock-Based Compensation

Equity Award Plans

2011 Equity Incentive Plan ("2011 Plan").    On February 23, 2011, the board of directors adopted the 2011 Plan which became effective on May 4, 2011, the date of the Company's IPO. The 2011 Plan provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares of the Company's common stock, and stock units to employees, directors and consultants. The board of directors reserved 1,500,000 shares of common stock for future issuance under the 2011 Plan. As of June 30, 2011 there were 1,469,234 shares available for grant under the 2011 Plan (unaudited).

2008 Stock Option Plan ("2008 Plan").    On August 11, 2008, the board of directors adopted the 2008 Plan which provides for the issuance of incentive stock options, non-qualified stock options, as well as the direct award or sale of shares of common stock to employees, directors and consultants for up to 9,019,474 shares of common stock, as amended. No further awards will be made under the 2008 Plan; however, all awards outstanding under the 2008 Plan will continue to be governed by the existing terms. As of December 31, 2008, 2009 and 2010, there were 2,036,735, 601,917, and 2,131,308 stock options, respectively, available for grant under the 2008 Plan. No stock awards were available for grant under the 2008 Plan as of June 30, 2011 (unaudited).

Stock Options

Under both the 2011 Plan and 2008 Plan, incentive stock options and non-qualified stock options are to be granted at a price that is not less than 100% of the fair value of the stock at the date of grant. Options granted to newly hired employees vest 25% on the first anniversary of the date of hire and ratably each month over the ensuing 36-month period. Options granted to existing employees generally vest ratably over the 48-months following the date of grant. Options are exercisable for a maximum period of 10 years after date of grant. Incentive stock options granted to stockholders who own more than 10% of the outstanding stock of the Company at the time of grant must be issued at an exercise price not to be less than 110% of the fair value of the stock on the date of grant.

The total stock options outstanding, vested and expected to vest, and exercisable are summarized as follows:

	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Aggregate Intrinsic Value
			(in years)	(in thousands)
Outstanding at July 15, 2008	—	$—
Granted	1,782,739	0.25
Exercised	(208,612)	0.25

Outstanding at December 31, 2008	1,574,127	0.25
Granted	1,684,534	0.79
Forfeited	(249,716)	0.25

Outstanding at December 31, 2009	3,008,945	0.55
Granted	3,838,421	4.56
Exercised	(223,908)	0.46
Forfeited	(166,250)	4.77
Expired	(1,562)	0.25

Outstanding at December 31, 2010	6,455,646	2.83
Granted (unaudited)	2,156,149	12.96
Exercised (unaudited)	(767,425)	0.68
Forfeited (unaudited)	(88,542)	1.02

Outstanding at June 30, 2011 (unaudited)	7,755,828	5.88	8.9	$171,805

Vested and expected to vest at December 31, 2010	5,353,522	2.68	9.0	$21,137
Exercisable at December 31, 2010	1,341,102	0.52	8.3	$8,199

The aggregate intrinsic value in the table above represents the total pretax intrinsic value (the difference between the fair value of the Company's common stock and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options. The intrinsic value of options exercised during the period ended December 31, 2008, the years ended December 31, 2009 and 2010, and during the six months ended June 30, 2010 and 2011 was  $0,  $0,  $637,000,  $0 (unaudited) and  $6.7 million (unaudited), respectively.

Early Exercises.    Stock options granted under the 2008 Plan allow the board of directors to grant awards to provide employee option holders the right to elect to exercise unvested options in exchange for restricted common stock. Unvested shares, which amounted to 208,612, 152,113, 130,851, and 295,320 (unaudited) at December 31, 2008, 2009, 2010 and at June 30, 2011, respectively, were subject to a repurchase right held by the Company at the original issue price in the event the optionees' employment was terminated either voluntarily or involuntarily. For exercises of employee options, this right lapses according to the vesting schedule designated on the associated option grant. The repurchase terms are considered to be a forfeiture provision. In accordance with ASC 718, the shares purchased by the employees pursuant to the early exercise of stock options are not deemed to be outstanding until those shares vest. In addition, cash received from employees for exercise of unvested options is treated as a refundable deposit shown as a liability in the accompanying balance sheets. As of December 31, 2009 and 2010 and June 30, 2011, cash received related to unvested shares totaled approximately  $38,000,  $63,000, and  $177,000 (unaudited), respectively. Amounts recorded are transferred into common stock and additional paid-in-capital as the shares vest.

Restricted Stock Units

Under the 2011 Plan, restricted stock units ("RSU") generally vest 25% on the first vesting date after the anniversary of the grant date and each quarter thereafter over the ensuing 36-month period. The summary of RSU activity is as follows:

	Number of Units	Weighted- Average Grant Date Fair Value
Unvested at December 31, 2010	—	$—
Granted (unaudited)	84,467	27.96
Vested (unaudited)	—	—
Forfeited (unaudited)	—	—

Unvested at June 30, 2011 (unaudited)	84,467	27.96

Stock-Based Compensation Related to Employees and Directors

Valuation Method.    The fair value of stock options is calculated using the Black-Scholes option-pricing model, taking into account the relevant terms and conditions of the option contract. Option valuation models, including the Black-Scholes option pricing model, require the input of assumptions. Changes in the input assumptions can materially affect the fair value.

Fair Value of Common Stock.    The fair value of the Company's common stock has historically been determined by the board of directors as there was no public market for the common stock. Determining the fair value of the Company's common stock required complex and subjective judgment and estimates. There is inherent uncertainty in making these judgments and estimates. The Company performed its analysis in accordance with applicable elements of the practice aid issued by the American Institute of Certified Public Accountants entitled Valuation of Privately Held Company Equity Securities Issued as Compensation.

The Company performed regular contemporaneous valuations to assist the Company's board of directors in estimating the fair value of the common stock at each meeting of which options were granted. The procedures performed to determine the fair value of the Company's common stock were based on a combination of factors including: the Company's valuation in the last sale of preferred stock, the operating and financial performance of the Company, the hiring of key personnel, patent and customer acquisitions, the lack of liquidity of the shares of common stock, the liquidation preference of the shares of preferred stock as well as subjective factors relating to the Company's business. The aforementioned factors were used to estimate the aggregate equity value of the Company at specific stock option grant dates.

After estimating the Company's equity value, the Company then utilized the option pricing method. Under this method, the value of the common stock was estimated based upon an analysis of values for the Company assuming various outcomes, such as: an initial public offering; a merger or sale; a liquidation; and remaining private, along with the estimated probability of each outcome assuming that all preferred stock is converted into common stock.

Expected Term.    The expected term represents the period over which options are expected to be outstanding. As the Company does not have sufficient historical experience for determining the expected term, the Company derived the expected term using the simplified method available under United States generally accepted accounting principles.

Expected Volatility.    Expected volatility is based on an analysis of reported data for a group of peer companies that granted options with substantially similar terms. The expected volatility of options granted has been determined using an average of the historical volatility measures of this peer group of companies for a period equal to the expected life of the option. The Company continuously re-evaluates the appropriateness of peer companies used for this purpose. The Company intends to apply this process consistently using the same or similar entities until a sufficient amount of historical information regarding the volatility of its own share price becomes available or the identified entities cease to be comparable to the Company. In the latter case, more suitable entities whose share prices are publicly available would be utilized in the calculation.

Risk-free Interest Rate.    The risk-free interest rate was based on a zero-coupon treasury instrument with a term consistent with the expected term of the stock options.

Expected Dividends.    The expected dividend assumption is based on the Company's current expectation about its future dividend policy.

The weighted-average assumptions and resulting fair values were as follows:

	Period from (July 15, 2008) to December 31, 2008	Years Ended December 31,		Six Months Ended June 30,
		2009	2010	2010	2011
				(unaudited)
Risk-free interest rate	3.17%	2.46%	2.00%	2.69%	2.58%
Expected volatility	109%	122%	59%	60%	58%
Expected dividend yield	—	—	—	—	—
Expected term	5 years	6 years	6.2 years	6.0 years	6.5 years
Weighted-average estimated fair value	$0.20	$0.69	$3.06	$1.32	$7.41

For RSUs, stock-based compensation expense was calculated based on the Company's stock price on the date of grant, multiplied by the number of units granted. The grant date fair value of RSUs, less estimated forfeitures, is recognized on a straight-line basis over the requisite service period.

Stock compensation expense related to employees and directors was  $26,000,  $172,000,  $1.0 million,  $283,000 (unaudited) and  $2.1 million (unaudited) during the period from inception to December 31, 2008, the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 and 2011, respectively. No stock-based compensation expense was capitalized during the period from inception to December 31, 2008, the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 (unaudited). Stock-based compensation of  $29,000 was capitalized during the six months ended June 30, 2011 as part of the cost of internal-use software (unaudited).

Compensation expense is recognized ratably over the requisite service period. At December 31, 2009, there was  $928,000 of unrecognized compensation cost related to options which is expected to be recognized over a weighted-average period of 3.4 years. At December 31, 2010, there was  $8.9 million of unrecognized compensation cost related to options which is expected to be recognized over a weighted-average period of 4.0 years. There was no unrecognized compensation cost related to RSUs at December 31, 2009 and 2010. At June 30, 2011, there was  $18.6 million of unrecognized compensation cost related to options which is expected to be recognized over a weighted average period of 3.9 years (unaudited). At June 30, 2011, there was  $1.8 million of unrecognized compensation cost related to RSUs which is expected to be recognized over a weighted average period of 3.9 years (unaudited). Future option grants will increase the amount of compensation expense to be recorded in these periods.

Stock-Based Compensation Related to Non-Employees

The Company periodically grants options to non-employees in exchange for goods and services. During the period from inception (July 15, 2008) to December 31, 2008 and the year ended December 31, 2009, the Company issued to non-employees in exchange for services, options to purchase 121,690 and 80,398 shares of common stock, respectively. No options were granted to non-employees in exchange for goods and services during the six months ended June 30, 2010 (unaudited) or during the year ended December 31, 2010. During the six months ended June 30, 2011, the Company issued 10,000 shares of common stock and options to purchase 35,000 shares of common stock to non-employees in exchange for services (unaudited).

Stock compensation expense related to non-employees for the period from inception (July 15, 2008) to December 31, 2008 was not material. Stock compensation expense related to non-employees was  $55,000,  $232,000,  $66,000 (unaudited) and  $0.8 million (unaudited) for the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 and 2011, respectively.

Income Taxes	6 Months Ended
Jun. 30, 2011
Income Taxes
Income Taxes

16. Income Taxes

Income (loss) before income tax (provision) benefit consists of the following (in thousands):

	Period from Inception (July 15, 2008) to December 31, 2008	Year Ended December 31,
		2009	2010
Domestic	$(5,150)	$413	$23,973
International	—	8	82

Total income before income tax (provision) benefit	$(5,150)	$421	$24,055

The components of the (provision for) benefit from income taxes are as follows (in thousands):

	Period from Inception (July 15, 2008) to December 31, 2008	Year Ended December 31,
		2009	2010
Current
Federal	$—	$—	$—
State	—	(317)	(268)
Foreign	—	(1,648)	(2,859)

Total current	—	$(1,965)	$(3,127)
Deferred
Federal	$—	$2,826	$(5,825)
State	—	652	(1,232)

Total deferred	$—	$3,478	$(7,057)

Total (provision for) benefit from income taxes	$—	$1,513	$(10,184)

Net deferred tax assets (liabilities) consist of the following (in thousands):

	Year Ended December 31,
	2009	2010
Current deferred tax assets (liabilities):
Deferred revenue	$3,281	$1,034
Reserves and other	180	851
Stock-based compensation	24	137
Foreign tax credits	1,645	545
Net operating losses	1,153	—
Depreciation and amortization	(2,805)	—

Gross current deferred tax asset	$3,478	$2,567
Valuation allowance	—	—

Total net current deferred tax assets	$3,478	$2,567

Non-current deferred tax assets (liabilities):
Depreciation and amortization	$—	$(10,489)
Foreign tax credits	—	3,909
Net operating losses	—	434

Total non-current deferred tax liabilities	$—	$(6,146)

The following is a reconciliation of the statutory federal income tax to the Company's effective tax (in thousands):

	Year ended December 31,
	2009	2010
Tax at statutory federal rate	$(147)	$(8,420)
State tax—net of federal benefit	(22)	(1,345)
Permanent differences and other	222	(398)
Foreign tax	(1,645)	(2,858)
Foreign tax credit	1,645	2,837
Change in valuation allowance	1,460	—

Total (provision for) benefit from income taxes	$1,513	$(10,184)

In assessing the realization of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of deferred assets will not be realized. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. As of December 31, 2008, the Company had a valuation allowance of  $1.5 million which was reversed in 2009. Based on the available objective evidence as of December 31, 2009 and 2010, management believes it is more-likely-than-not that the United States net deferred tax asset will be fully realized. Accordingly, management has not applied a valuation allowance against its net deferred tax assets.

As of December 31, 2010, the Company had state net operating loss carryforwards of  $7.6 million, which will begin to expire in 2013. As of December 31, 2010, the Company had foreign tax credits of  $4.5 million, which will begin to expire in 2019.

Internal Revenue Code Section 382 places a limitation (the Section 382 Limitation) on the amount of taxable income that can be offset by net operating loss carryforwards after a change in control (generally greater than 50% change in ownership) of a loss corporation. California has similar rules. The Company's capitalization described herein may have resulted in such a change. Generally, after a change in control, a loss corporation cannot deduct operating loss carryforwards in excess of the Section 382 Limitation. Management has considered the impact of such limitation in determining the utilization of its operating loss carryforwards against taxable income in future periods.

Uncertain Tax Positions

On January 1, 2009, the Company adopted authoritative accounting guidance that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an uncertain tax position taken or expected to be taken in a tax return. Under the guidance, the Company is required to recognize in the consolidated financial statements the impact of a tax position, if that position is more-likely-than-not of being sustained on audit, based on the technical merits of the position. A tax position that meets the more-likely-than-not threshold is measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized on ultimate settlement with a taxing authority that has full knowledge of all relevant information. The guidance also prescribes rules derecognition, classification, interest and penalties, accounting in interim periods and disclosure. There was no adjustment to the opening balance of retained earnings for the cumulative effect of adopting this guidance as a change in accounting principle. The adoption did not impact the Company's consolidated financial condition, results of operations, or cash flows.

The Company's policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. As of December 31, 2009, the Company has no unrecognized tax benefits and thus has not recognized any interest or penalties.

The Company's federal return is currently open to audit under the statute of limitations by the Internal Revenue Service for the years ended December 31, 2008, 2009 and 2010. The IRS is currently examining the Company's 2008 and 2009 federal income tax returns. The Company's state returns are open to audit under the statute of limitations for the years ended December 31, 2008, 2009 and 2010. These years are open due to the regular statute of limitations. The Company's foreign tax returns are open to audit under the statute of limitations from 2009.

Related Party Transactions	6 Months Ended
Jun. 30, 2011
Related Party Transactions
Related Party Transactions

17. Related Party Transactions

Two of the Company's directors serve on the boards of directors of RPX clients. The Company recognized subscription fee revenue related to these clients of  $505,000,  $2.7 million,  $1.3 million (unaudited) and  $1.3 million (unaudited), for the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 and 2011, respectively. In March 2009, the Company additionally sold certain patent assets to one of these clients for a total cash consideration of  $1.5 million. As of December 31, 2009, December 31 2010 and June 30, 2011 (unaudited) there were no receivables due from either of these clients.

In April 2011, the Company sold an aggregate of 105,708 shares of its common stock at a price of  $14.19 per share to two members of its board of directors (unaudited).

Segments	6 Months Ended
Jun. 30, 2011
Segments
Segments

18. Segments

Operating segments are reported in a manner consistent with the internal reporting provided to, and defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance. The Company's chief operating decision maker is its chief executive officer. The Company's chief executive officer reviews financial information presented on a consolidated basis and, as a result, the Company concluded that there is only one reportable segment.

The Company markets its solution to companies around the world. Revenues are generally attributed to geographic areas based on the country in which the customer is domiciled.

Revenue information by location is presented below (in thousands):

	Period from (July 15, 2008) to December 31, 2008	Years Ended December 31,		Six Months Ended June 30,
		2009	2010	2010	2011
				(unaudited)
Americas	$792	$13,992	$53,040	$21,370	$45,773
Europe	—	2,854	10,084	5,353	4,781
Asia	—	15,976	31,750	13,324	22,686

Total	$792	$32,822	$94,874	$40,047	$73,240

The following table presents revenue generated by country as a percentage of net revenue for the countries which represent 10% or more of net revenues for the periods presented below:

	Period from (July 15, 2008) to December 31, 2008	Years Ended December 31,		Six Months Ended June 30,
		2009	2010	2010	2011
				(unaudited)
United States	100%	43%	56%	53%	62%
Japan	0%	26%	18%	18%	16%
Korea	0%	22%	8%	9%	5%

No other country represented 10% or more of revenues from the above periods.

Long-lived assets information by location is presented below (in thousands):

	December 31,
	2009	2010	June 30, 2011
			(unaudited)
United States	$83,749	$127,640	$144,580
Japan	—	74	63

Total	$83,749	$127,714	$144,643

Subsequent Events (Unaudited)	6 Months Ended
Jun. 30, 2011
Subsequent Events (Unaudited)
Subsequent Events (Unaudited)

19. Subsequent Events (Unaudited)

In July 2011, the Company entered into a non-cancellable operating lease agreement to sublease office space located in San Francisco, California, which consists of approximately 32,000 square feet. The future minimum lease payments under the sublease totaled approximately  $1.4 million. The lease expires in April 2013.